Supplemental Agreement No. 73

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 31, 2011, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 and 737-8H4 aircraft (Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Buyer wish to amend the Purchase Agreement to revise delivery months of two (2) 737-8H4 Aircraft (Subject Aircraft) as specified in the table below.

Block	MSN	Contracted Delivery Month	Revised Delivery Month
Block T-W-3	36683	June 2012	April 2012
Block T-W-3	36987	June 2012	May 2012

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

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2.    Article 1, “Subject Matter of Sale,” is deleted in its entirety and a new Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference.  Such new Article 1 reflects the incorporation of Model 737-8H4 Aircraft.

3.    Article 3, “Price of Aircraft,” is deleted in its entirety and a new Article 3 is attached hereto and incorporated into the Purchase Agreement by this reference.

4.    Article 7, “Change to Detail Specification,” is deleted in its entirety and a new Article 7 is attached hereto and incorporated into the Purchase Agreement by this reference.

5.                Table 1, “Aircraft Information Table,” is hereby deleted in its entirety and replaced by a new Table 1, attached hereto and incorporated into the Purchase Agreement.  The new Table 1 reflects the revised delivery months for the Subject Aircraft; from June 2012 to April 2012 and May 2012.

6.    Exhibit E.2, “Buyer Furnished Equipment Variables 737-8H4 Aircraft,” is hereby deleted in its entirety and replaced by a revised Exhibit E.2, attached hereto and incorporated into the Purchase Agreement.

7.    This Supplemental Agreement is contingent on execution of a separate agreement between AirTran Airways, Inc., a wholly owned subsidiary of Buyer, and Boeing (Contingent Agreement).

8.    This Supplemental Agreement will become effective upon execution of the Contingent Agreement and this Supplemental Agreement, and receipt by the parties, on or before May 31, 2011, after which date this Supplemental Agreement will be null and void and have no force or effect.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                                     SOUTHWEST AIRLINES CO.

By: /s/ Cheri A Fischer                                           By: /s/ Scott Topping

Its:    Attorney-In-Fact                                           Its:  VP Treasurer

P.A. No. 1810	SA-73-2

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-73

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-73

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-73

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

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TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table		SA-73

2.	Option Aircraft Information Table		SA-66

EXHIBITS
A	737-700 Aircraft Configuration
	Exhibit A-4	SA-66
	Exhibit A-1A		SA-69

A.2	737-800 Aircraft Configuration		SA-71

B	Product Assurance Document	SA-1

C	Customer Support Document

C.2	737-800 Customer Support Documeny		SA-71

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

E.2	737-800 Buyer Furnished Equipment		SA-73

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R4	Disclosure of Confidential Information	SA-71

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058R1	Additional Substitution Rights	SA-71

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

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6-1162-NIW-1369	***	SA-46

6-1162-NIW-1983	***	SA-62

SWA-PA-1810-LA-1000419	***	SA-64

SWA-PA-1810-LA-1001315	***	SA-66

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-100398	737-800 Promotional Support	SA-71

SWA-PA-1810-LA-1003490	***	SA-71

SWA-PA-1810-LA-1003367	***	SA-71

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ARTICLE 1.                      Subject Matter of Sale.

1.1           The Aircraft.

        1.1.1                  The Aircraft – Model 737-700 (Block A through L and Block T).    Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737-7H4 aircraft listed in Table 1, “Aircraft Information Table,” of this Agreement which are identified therein as the Block A through L Aircraft, and Block T Aircraft (including Block T-W, T-W-1/T-W-1a, T-W-2/T-W-2a, T-W-2b, and T-W-2c), collectively referred to as the “737-7H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-2, Exhibit A-3, or Exhibit A-4, as applicable, as modified from time to time in accordance with this Agreement (737-7H4 Detail Specification).

        1.1.2                  The Aircraft – Model 737-800 (Block T-W-3).    Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737-8H4 aircraft listed in Table 1, “Aircraft Information Table,” to this Agreement which are identified therein as the Block T-W-3 Aircraft, referred to as the “737-8H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A.2, as modified from time to time in accordance with this Agreement (737-8H4 Detail Specification).

        1.1.4                  The 737-7H4 Aircraft and 737-8H4 Aircraft described in this Article 1 shall be collectively referred to as the Aircraft (the Aircraft); and

        1.1.5                  The 737-7H4 Detail Specification and 737-8H4 Detail Specification described in this Article 1 shall be collectively referred to as the Detail Specification (Detail Specification).

1.2           Additional Goods and Services.  In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3           ***

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1.4           Defined Terms.  For ease of use, certain terms are treated as defined terms in this Agreement.  Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

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ARTICLE 3.                      Price of Aircraft.

3.1           Definitions.

3.1.1           Special Features are the features incorporated in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-3, Exhibit A-4 or Exhibit A.2, collectively referred to as “Exhibit A,” as applicable, which have been selected by Buyer.

3.1.2           Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

3.1.3           Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4           Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

3.1.5           Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2           Aircraft Basic Price.

The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft Block T-W-2a Aircraft, Block T-W-2b, Block T-W-2c and Block T-W-3 is expressed in July 1999 dollars as set forth in Table 1 of the Agreement.

3.3           Aircraft Price.  The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1           the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft, ***

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for the Block T Aircraft, *** for the Block T-W Aircraft, *** for the Block T-W-1 Aircraft, the Block T-W-1a Aircraft, the Block T-W-2 Aircraft, the Block T-W-2a, *** for the Block T-W-2b Aircraft, *** for the Block T-W-3 Aircraft and  *** for the Block T-W-2c Aircraft; plus

3.3.2           the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T, Aircraft Block T-W, Aircraft Block T-W-1, Aircraft Block T-W-1a, Aircraft Block T-W-2, Aircraft Block T-W-2a, Aircraft Block T-W-2b, Aircraft Block T-W-2c and Aircraft Block T-W-3 ; plus

3.3.3           other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4           Advance Payment Base Price.

3.4.1           Advance Payment Base Price.  For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement.  The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2           Adjustment of Advance Payment Base Prices - Long-Lead Aircraft.  For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft.  No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing.  Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

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ARTICLE 7.	Changes to the Detail Specification.

7.1           Development Changes.  Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer.  Development Changes are defined as changes to ***  If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

7.2           Change Orders.  The Detail Specification and associated provisions of this Agreement may be amended by Change Order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block A, B, C, D & E Aircraft	***	***	***
Block F & G Aircraft	***	***	***
Block H Aircraft	***	***	***
Block I Aircraft	***	***	***
Block J Aircraft	***	***	***
Block K Aircraft	***	***	***
Block K-W Aircraft	***	***	***
Block L Aircraft	***	***	***
Block T Aircraft	***	***	***
Block T-W Aircraft	***	***	***
Block T-W-1 / T-W-1a Aircraft	***	***	***
Block T-W-2 / T-W-2a Aircraft	***	***	***
Block T-W-2b Aircraft*	***	***	***
Block T-W-2c Aircraft***	***	***	***
Block T-W-3 Aircraft**	***	***	***

notes:
Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
Block T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315;
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement^
***Exhibit A-1A applies to Block T-W-2c Aircraft per SA69
Block T-W-3 Aircraft (Substitute Aircraft per SA71) - Advance Payment Schedule per LA SWA-PA-1810-1001315
**First minor model Special Features price =*** due to non-recuring charges^^
**Exhibit A.2 applies to Block T-W-3 Aircraft

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Oct-1999	1	L	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Nov-1999	2	L	***
Dec-1999	1	L	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	H	***
Sep-2000	1	L	***
Oct-2000	2	H	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	2	E	***
Dec-2000	1	L	***
Jan-2001	1	E	***
Jan-2001	1	L	***
Feb-2001	1	E	***
Feb-2001	1	L	***
Mar-2001	2	E	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Jun-2001	3	E	***
Jul-2001	1	L	***
Sep-2001	3	E	***
Sep-2001	1	L	***
Oct-2001	3	H	***
Oct-2001	1	L	***
Nov-2001	2	I	***
Nov-2001	1	T	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Feb-2002	1	T	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Nov-2002	1	J	***
Dec-2002	2	I	***
Dec-2002	1	J	***
Mar-2003	2	L	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Jul-2003	1	L	***
Aug-2003	1	I	***
Aug-2003	2	L	***
Sep-2003	3	I	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
Apr-2004	3	T	***
May-2004	1	K	***
May-2004	1	T	***
Jun-2004	2	K	***
Jun-2004	6	T	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Jul-2004	2	K	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	1	K-W	***
Sep-2004	4	T-W	***
Oct-2004	4	K-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***	36659
Mar-2010	1	T-W-2a	***	36660
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***	36662
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***	36663
Jul-2010	1	T-W-2a	***	36664
Aug-2010	1	T-W-2a	***	36665
Oct-2010	1	T-W-2b	***	36667
Dec-2010	1	T-W-2b	***	36668
Feb-2011	1	T-W-2b	***	36669
March-11	1	T-W-2b	***	36671
March-11	1	T-W-2c	***	36726
April-11	1	T-W-2b	***	36672
April-11	1	T-W-2c	***	33936
May-11	1	T-W-2b	***	36673
May-11	1	T-W-2b	***	41528
June-11	1	T-W-2b	***	36674
July-11	3	T-W-2b	***	36675, 36963, 36962
August-11	2	T-W-2b	***	36676, 36965
September-11	2	T-W-2b	***	36677, 36966
Oct-2011	1	T-W-2b	***	36967
Dec-2011	2	T-W-2b	***	36679, TBD
Mar-2012	1	T-W-3	***	36680
Mar-2012	1	T-W-3	***	36980
Apr-2012	3	T-W-3	***	36681, 36983, 36683
May-2012	3	T-W-3	***	36682, 36985, 36987
Jul-2012	2	T-W-3	***	36684, 36990
Aug-2012	2	T-W-3	***	36685, 36992
Sep-2012	2	T-W-3	***	36686, 36994
Oct-2012	2	T-W-3	***	36687, 36997
Nov-2012	2	T-W-3	***	37005, 37003
Dec-2012	2	T-W-3	***	37006, 37009

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
Jan-2013	2	T-W-2b	***	36891, 36634
Feb-2013	1	T-W-2b	***	36635
Mar-2013	2	T-W-2b	***	36892, 36638
Apr-2013	1	T-W-2b	***	36893
May-2013	1	T-W-2b	***	36894
Jun-2013	2	T-W-2b	***	36895, 36896
Jul-2013	1	T-W-2b	***	36897
Aug-2013	2	T-W-2b	***	36898, 36905
Sep-2013	2	T-W-2b	***	36907, 36911
Oct-2013	2	T-W-2b	***	36912, 36914
Nov-2013	1	T-W-2b	***	36915
Dec-2013	2	T-W-2b	***	36917, 36919
Jan-2014	2	T-W-2b	***	36920, 36909
Feb-2014	2	T-W-2b	***	36922, 36910
Mar-2014	3	T-W-2b	***	36943, 36927, 36925
Apr-2014	2	T-W-2b	***	36944, 36929
May-2014	1	T-W-2b	***	36946
Jun-2014	2	T-W-2b	***	36968, 36949
Jul-2014	1	T-W-2b	***	36951
Aug-2014	3	T-W-2b	***	36928, 36952, 37019
Sep-2014	1	T-W-2b	***	36954
Oct-2014	2	T-W-2b	***	36957, 37034
Nov-2014	1	T-W-2b	***	36971
Dec-2014	1	T-W-2b	***	37037
Jan-2015	1	T-W-2b	***	36899
Feb-2015	1	T-W-2b	***	36901
Mar-2015	2	T-W-2b	***	36902, 36936
Apr-2015	2	T-W-2b	***	36649, 36652
May-2015	1	T-W-2b	***	36903
Jun-2015	2	T-W-2b	***	36906, 36654
Jul-2015	1	T-W-2b	***	36655
Aug-2015	1	T-W-2b	***	36656
Sep-2015	1	T-W-2b	***	36657
Oct-2015	1	T-W-2b	***	36937
Dec-2015	1	T-W-2b	***	36941
Jan-2016	1	T-W-2b	***	36650
Feb-2016	2	T-W-2b	***	36904, 36932
Mar-2016	1	T-W-2b	***	36651
Apr-2016	2	T-W-2b	***	36653, 36938
May-2016	2	T-W-2b	***	36658, 36939
Jun-2016	1	T-W-2b	***	36916
Jul-2016	2	T-W-2b	***	36921, 36945
Aug-2016	1	T-W-2b	***	36678^
Aug-2016	1	T-W-2b	***	36661
Sep-2016	1	T-W-2b	***	36977^
Sep-2016	1	T-W-2b	***	36923
Oct-2016	1	T-W-2b	***	36666
Nov-2016	1	T-W-2b	***	36670

SWA - PA 1810	Page 5	SA - 73
^APR54184		2Q2010 Forecast

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit E.2 to Purchase Agreement Number PA-1810

737-8H4 Aircraft

Exhibit E.2 – 737-8H4 Aircraft		SA-73
	BOEING PROPRIETARY	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8H4 AIRCRAFT

This Exhibit E.2 contains supplier selection dates, on-dock dates and other requirements applicable to the 737-8H4 Aircraft and incorporates all terms and conditions contained in Buyer Furnished Equipment Provisions Document as Exhibit E to the Purchase Agreement.

Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	March 1, 2011

Galley Inserts	March 1, 2011

Seats (passenger)	January 17, 2011
Miscellaneous Emergency Equipment	March 1, 2011

On-dock Dates and Other Information.

On or before April, 2011 Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates Month of Delivery
	March 2012 (2) Aircraft	April 2012 (3) Aircraft
Seats	1/23/2012	2/21/2012
Galleys/Furnishings	1/16/2012	2/14/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011
Avionics	1/16/2012	2/14/2012

Exhibit E.2 – 737-8H4 Aircraft		SA-73
	BOEING PROPRIETARY	Page 2

Cabin Systems Equipment	1/16/2012	2/14/2012
Miscellaneous Emergency Equipment	1/16/2012	2/14/2012
Textiles/Raw Material	9/29/2011	10/28/2011
Cargo Systems (Single Aisle Programs)	1/3/2012	1/31/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012

Item	Preliminary On-Dock Dates Month of Delivery
May 2012 (3) Aircraft
Seats	3/22/2012
Galleys/Furnishings	3/15/2012
Antennas & Mounting Equipment	1/23/2012
Avionics	3/15/2012
Cabin Systems Equipment	3/15/2012
Miscellaneous Emergency Equipment	3/15/2012
Textiles/Raw Material	12/1/2011
Cargo Systems (Single Aisle Programs)	3/1/2012
Provision Kits (Single Aisle Programs)	11/1/2011
Radomes (Single Aisle Programs)	3/22/2012
Item	Preliminary On-Dock Dates Month of Delivery
	July 2012 (2) Aircraft	August 2012 (2) Aircraft
Seats	5/22/2012	6/21/2012
Galleys/Furnishings	5/15/2012	6/14/2012
Antennas & Mounting Equipment	3/22/2012	4/20/2012
Avionics	5/15/2012	6/14/2012

Exhibit E.2 – 737-8H4 Aircraft		SA-73
	BOEING PROPRIETARY	Page 3

Cabin Systems Equipment	5/15/2012	6/14/2012
Miscellaneous Emergency Equipment	5/15/2012	6/14/2012
Textiles/Raw Material	2/9/2012	3/9/2012
Cargo Systems (Single Aisle Programs)	5/1/2012	5/31/2012
Provision Kits (Single Aisle Programs)	1/3/2012	1/31/2012
Radomes (Single Aisle Programs)	4/16/2012	5/14/2012

Item	Preliminary On-Dock Dates Month of Delivery
	September 2012 (2) Aircraft	October 2012 (2) Aircraft
Seats	7/23/2012	8/23/2012
Galleys/Furnishings	7/16/2012	8/16/2012
Antennas & Mounting Equipment	5/23/2012	6/22/2012
Avionics	7/16/2012	8/16/2012
Cabin Systems Equipment	7/16/2012	8/16/2012
Miscellaneous Emergency Equipment	7/16/2012	8/16/2012
Textiles/Raw Material	4/9/2012	5/10/2012
Cargo Systems (Single Aisle Programs)	7/2/2012	8/2/2012
Provision Kits (Single Aisle Programs)	3/2/2012	4/2/2012
Radomes (Single Aisle Programs)	6/15/2012	7/16/2012

Item	Preliminary On-Dock Dates Month of Delivery
	November 2012 (2) Aircraft	December 2012 (2) Aircraft
Seats	9/20/2012	10/23/2012
Galleys/Furnishings	9/13/2012	10/16/2012
Antennas & Mounting Equipment	7/20/2012	8/23/2012

Exhibit E.2 – 737-8H4 Aircraft		SA-73
	BOEING PROPRIETARY	Page 4

Avionics	9/13/2012	10/16/2012
Cabin Systems Equipment	9/13/2012	10/16/2012
Miscellaneous Emergency Equipment	9/13/2012	10/16/2012
Textiles/Raw Material	6/7/2012	7/11/2012
Cargo Systems (Single Aisle Programs)	8/30/2012	10/2/2012
Provision Kits (Single Aisle Programs)	4/30/2012	6/1/2012
Radomes (Single Aisle Programs)	8/13/2012	9/17/2012

Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Exhibit E.2 – 737-8H4 Aircraft		SA-73
	BOEING PROPRIETARY	Page 5